Exhibit 10.22

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is made as of the 21 day of December, 2015, by and among Mark Berg (the “Seller”), and Alexander K. Arrow (the “Purchaser”).

WHEREAS, the Seller owns all right, title and interest (legal and beneficial) in certain shares of Protagenic Therapeutics, Inc., a Delaware corporation (the “Company”).

THE PARTIES HEREBY AGREE AS FOLLOWS:

1. Purchase and Sale of Stock.

1.1 Sale of Shares. Subject to the terms and conditions of this Agreement, the Seller agrees to sell to the Purchaser at the Closing (as defined below), an aggregate of sixty thousand (60,000) shares of Common Stock of the Company, US$0.001 par value per share (the “Shares”), at a per share purchase price equal to US$0.50 for an aggregate purchase price of US$30,000 (thirty thousand US. dollars) (the “Purchase Price”), and the Purchaser agrees to purchase at the Closing the Shares for the Purchase Price.

1.2 Closing. The purchase and sale of the Shares shall take place remotely via the exchange of documents and signatures at 1:00 p.m. (Boston time), on the date hereof, or at such other time and place as the Seller and Purchaser mutually agree upon orally or in writing (which time and place are designated as the “Closing”). At the Closing:

(a) The Seller shall deliver to the Purchaser the stock certificate representing the Shares;

(b) The Seller shall deliver to the Purchaser a stock power transfer in the form attached hereto as Exhibit A reflecting the Shares that the Seller is selling to the Purchaser; and

(c) The Purchaser shall pay to the Seller the aggregate Purchase Price for the Shares being purchased by the Purchaser from the Seller, by check or wire transfer, or any combination thereof.

2. Representations and Warranties of Seller. The Seller hereby represents and warrants to the Purchaser that:

2.1 Ownership of Shares. The Seller owns all right, title and interest (legal and beneficial) in and to all of the Shares being sold by the Seller pursuant to this Agreement free and clear of all liens, including, but not limited to, any lien, pledge, claim, security interest, encumbrance, mortgage, assessment, charge, restriction or limitation of any kind, whether arising by agreement, operation of law or otherwise, except for those imposed by applicable federal and state securities laws. The Seller has the full power and authority to sell, transfer, convey, assign and deliver to the Purchaser the Shares being sold by it to the Purchaser, and upon delivery and payment for such Shares at the Closing, the Purchaser shall acquire valid and unencumbered title to such Shares to be delivered by the Seller hereunder and such Shares shall not be subject to any right of first refusal, preemptive, tag-along or drag-along right or other comparable obligations or restrictions. At no time has the Seller ever held or received any stock certificates evidencing the Shares.

2.2 Authorization. The execution and delivery of this Agreement, the performance of all obligations of the Seller hereunder, and the sale and delivery of the Shares being sold by the Seller hereunder, have been duly authorized. This Agreement constitutes the valid and legally binding obligation of the Seller, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally and (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

2.3 Governmental Consents. To the Seller’s knowledge, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Seller is required in connection with the consummation of the transactions contemplated by this Agreement.

2.4 Compliance with Other Instruments. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby will not result in a violation of, or default under, any instrument, judgment, order, writ, decree or contract known to the Seller, or an event that results in the creation of any lien, charge or encumbrance upon the Shares being sold by the Seller. The Seller has received as of the Closing all consents or waivers necessary to transfer the Shares being sold by the Seller to the Purchaser and such transfer is not subject to any right of first refusal, preemptive, tag-along or drag-along right or other comparable obligations or restrictions.

2.5 Litigation. There is no action, suit, proceeding or investigation pending or, to the Seller’s knowledge, currently threatened that questions the validity of this Agreement, or the right of the Seller to enter into this Agreement, or to consummate the transaction contemplated hereby.

2.6 Receipt of Information. The Seller believes it has received all the information it considers necessary or appropriate for deciding whether to enter into this Agreement and perform the obligations set forth herein. The Seller hereby represents that it has had an opportunity to ask questions and receive answers from the Company regarding the business, properties, prospects and financial condition of the Company, including, without limitation, any strategic transaction, public securities offering, private financing transaction (whether debt or equity), merger, consolidation, recapitalization, reclassification, reorganization, change of control transaction, sale of assets or securities, liquidation or similar transaction which have been, are being or may be contemplated by the Company. The Seller hereby acknowledges that any future sale of shares of the Company’s capital stock could be at a premium or a discount to the Purchase Price, and such sale could occur at any time or not at all.

3. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants that:

3.1 Authorization. The execution and delivery of this Agreement, the performance of all obligations of the Purchaser hereunder, and the purchase of the Shares by the Purchaser hereunder, have been duly authorized. This Agreement constitutes the valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally and (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.2 Compliance with Other Instruments. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby will not result in a violation of, or default under, any instrument, judgment, order, writ, decree or contract known to the Purchaser to which the assets of the Purchaser are subject. The Purchaser has received as of the Closing all consents or waivers necessary under the respective governing documents of the Purchaser to purchase the Shares being sold by the Seller to the Purchaser.

3.3 Purchase Entirely for Own Account. Such Purchaser hereby confirms that the Shares to be purchased by such Purchaser hereunder will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same, provided, however, that such Purchaser may sell, grant participation in, or distribute such Shares to affiliated entities or persons (including a venture capital fund, other venture capital funds affiliated with such fund, successor and predecessor funds, and funds under common investment management). By executing this Agreement, such Purchaser further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of such Shares. Such Purchaser further acknowledges that such Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and, therefore, may not be sold or otherwise transferred unless they are subsequently registered under the Securities Act or an exemption from such registration is available.

3.4 Investment Experience. Such Purchaser is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of this investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares to be purchased by such Purchaser hereunder.

3.5 Accredited Investor. Such Purchaser is an “accredited investor” within the meaning of Securities and Exchange Commission Rule 501 of Regulation D, as presently in effect.

3.6 Foreign Investor. If the Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), the Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (a) the legal requirements within its jurisdiction for the purchase of the Shares, (b) any foreign exchange restrictions applicable to such purchase, (c) any governmental or other consents that may need to be obtained, and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares. The Purchaser’s subscription and payment for and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of the Purchaser’s jurisdiction.

4. Indemnity. To the extent permitted by law, the Seller will indemnify and hold harmless the Purchaser against any losses, claims, damages or liabilities to which they make become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of the representations and warranties made by the Seller in this Agreement.

5. Conditions to Closing.

5.1 Conditions of Purchaser’s Obligations at Closing. The obligations of the Purchaser under Section 1.2 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Seller contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

(b) Performance. The Seller shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

(c) Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or body of the United States or of any state that are required in connection with the lawful sale of the Shares pursuant to this Agreement shall be duly obtained and effective as of the Closing.

(d) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchaser, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

5.2 Conditions of the Seller’s Obligations at Closing. The obligations of the Seller to the Purchaser under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by the Purchaser:

(a) Representations and Warranties. The representations and warranties of the Purchaser contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

(b) Payment of Purchase Price; Performance. The Purchaser shall have delivered the aggregate Purchase Price as specified in Section 1.2(c) hereof, and the Purchaser shall have performed and complied in all material respects with all other agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Purchaser on or before the Closing.

(c) Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale of the Shares pursuant to this Agreement shall be duly obtained and effective as of the Closing.

6. Miscellaneous.

6.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

6.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

6.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.5 Finder’s Fee. Each party represents that it neither is nor will be obligated for any finders’ fee or commission in connection with this transaction. Each party also represents that it has not entered into any agreements for which such party would be liable for finders’ fees or commissions in connection with this transaction or any other contemplated transaction. Each party agrees to indemnify and hold harmless the other parties from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which such party or any of its directors, stockholders, employees or representatives is responsible.

6.6 Amendment and Waivers. Any term of this Agreement may be amended only with the written consent of the parties hereto. The observance of any term of this Agreement may be waived by the Purchaser or the Seller (either generally or in a particular instance and either retroactively or prospectively) only if such waiver is in writing and signed by the party to be bound.

6.7 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

6.8 Survival of Representations and Warranties. The representations and warranties made by the Seller shall survive the Closing. The representations and warranties made by the Seller herein shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Purchaser.

6.9 Entire Agreement; Facsimile Signatures. This Agreement (including its Schedules) constitutes the entire agreement and understanding among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings related to such subject matter. This Agreement may be executed by facsimile signatures.

6.10 Expenses. Irrespective of whether the Closing is effected, the Seller shall pay all costs and expenses that the Seller incurs with respect to the negotiation, execution, delivery and performance of this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

6.11 Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (a) three (3) business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (b) one (1) business day after being sent via an internationally recognized overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

If to the Purchaser, at the address set forth below the Purchaser’s signature to this Agreement, or at such other address as may have been furnished in writing by the Purchaser to the other parties hereto; or

If to the Seller, at the address set forth below such Seller’s signature to this Agreement, or at such other address as may have been furnished in writing by such Seller to the other parties hereto.

Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

SELLER:

/s/ Mark Berg
Mark Berg

Address:	210 Circle Road
Syosset, NY 11791

SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PURCHASER:

/s/ Alexander Arrow
Alexander K. Arrow

Address:	25422 Trabuco Road
# 105-606
Lake Forest, CA 92630

SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

Exhibit A

Stock Power Transfer

FOR VALUE RECEIVED, Mark Berg hereby sells, assigns and transfers unto Alexander K. Arrow sixty thousand (60,000) shares of Protagenic Therapeutics, Inc. Common Stock represented by stock certificate number 99, and does hereby irrevocably constitute and appoint the attorneys of Faber Daeufer & Itrato PC as attorney to transfer said stock on the books of Protagenic Therapeutics, Inc. with full power of substitution in the premises.

Dated: December 21, 2015	/s/ Mark Berg
Mark Berg